--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
-------------------------------------------------------------------------------



                                                               January 31, 1999

Dear Shareholders:

    Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

    Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

    This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.

Sincerely,


/s/ Laurence D. Fink                 /s/  Ralph L. Schlosstein
--------------------                 --------------------------

Laurence D. Fink                     Ralph L. Schlosstein
Chairman                             President

                                                                January 31, 1999


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Strategic Term Trust Inc. ("the Trust") for the year ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2002 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                                 ---------------------------------------------------
                                  12/31/98   12/31/97     CHANGE      HIGH       LOW
  -----------------------------------------------------------------------------------
  STOCK PRICE                     $9.1875    $8.5000        8.09%     $9.19     $8.44
  -----------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)          $10.08      $9.54          5.66%    $10.18     $9.53
  -----------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE        4.54%      5.71%      (20.49%)      5.79%     3.97%
  -----------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first half of the Trust's fiscal year saw Treasury yields decline towards historic lows. These lows were the result of budget surplus projections as well as the Federal Reserve's decision to move from a tightening bias to a neutral interest rate policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, which softened the negative impact on trade from the Asian financial crisis.

      The second half of the trust's fiscal year witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

      Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads across all credits to Treasuries widened dramatically as a result of the sell-off. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

      The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

      These rate cuts seem to have had their desired effect on the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible, as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999, we expect inflation to remain under control.

      The  global  instability  which  resulted  in a  flight-to-quality  to  US
Treasuries caused mortgages to severely underperform Treasuries. However, as these markets have regained some stability, investors have begun to regain confidence in the international markets. Consequently, we believe that current spreads in the corporate, and mortgage markets will provide the basis for outperforming Treasuries.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.

  --------------------------------------------------------------------------------------------
                              THE BLACKROCK STRATEGIC TERM TRUST INC.
  --------------------------------------------------------------------------------------------
      COMPOSITION                                      DECEMBER 31, 1998     DECEMBER 31, 1997
  --------------------------------------------------------------------------------------------
      Taxable Zero Coupon Bond                               24%                  27%
  --------------------------------------------------------------------------------------------
      Corporate Bonds                                        17%                  14%
  --------------------------------------------------------------------------------------------
      U.S. Government Securities                             10%                   6%
  --------------------------------------------------------------------------------------------
      Multiple Class Mortgage Pass-Throughs                   9%                  15%
  --------------------------------------------------------------------------------------------
      Asset-Backed Securities                                 6%                   4%
  --------------------------------------------------------------------------------------------
      Commercial Mortgage-Backed Securities                   5%                   6%
  --------------------------------------------------------------------------------------------
      Mortgage Pass-Throughs                                  5%                   2%
  --------------------------------------------------------------------------------------------
      Interest-Only Mortgage-Backed Securities                4%                   3%
  --------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------
      Principal-Only Mortgage-Backed Securities               4%                   8%
  --------------------------------------------------------------------------------------------
      Taxable Municipal Bonds                                 4%                   6%
  --------------------------------------------------------------------------------------------
      Interest-Only Commercial Mortgage-Backed Securities     4%                   --
  --------------------------------------------------------------------------------------------
      Inverse-Floating Rate Mortgages                         3%                   3%
  --------------------------------------------------------------------------------------------
      FHA Project Loans                                       2%                   2%
  --------------------------------------------------------------------------------------------
      Adjustable Rate Mortgages                               1%                   2%
  --------------------------------------------------------------------------------------------
      CMO Residuals                                           1%                   1%
  --------------------------------------------------------------------------------------------
      FNMA Project Loans                                      1%                   1%
  --------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------
                                                            RATING % OF CORPORATES
                                                   -------------------------------------------
                   CREDIT RATING                    DECEMBER 31, 1998     DECEMBER 31, 1997
  --------------------------------------------------------------------------------------------
                AAA or Equivalent                          5%                    7%
  --------------------------------------------------------------------------------------------
                 AA or Equivalent                         22%                    5%
  --------------------------------------------------------------------------------------------
                 A or Equivalent                          34%                   34%
  --------------------------------------------------------------------------------------------
                BBB or Equivalent                         39%                   54%
  --------------------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2002. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

      We appreciate your investment in The BlackRock Strategic Term Trust Inc. and look forward to managing the fund to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. You can also reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM

Sincerely,


/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                        ---------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


                     THE BLACKROCK STRATEGIC TERM TRUST INC.
 ------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                               BGT
 ------------------------------------------------------------------------------
  Initial Offering Date:                                    December 28, 1990
 ------------------------------------------------------------------------------
  Closing Stock Price as of 12/31/98:                             $9.19
 ------------------------------------------------------------------------------
  Net Asset Value as of 12/31/98:                                $10.08
 ------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 12/31/98 ($9.19)1:            5.17%
 ------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                        $0.0396
 ------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                     $0.4750
 ------------------------------------------------------------------------------


-------------
1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*     AMOUNT                                                  VALUE
(UNAUDITED)   (000)                   DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

                       LONG-TERM INVESTMENTS--147.7%
                       MORTGAGE PASS-THROUGHS--12.9%
                       Federal Home Loan Mortgage Corp.,
             $17,972+    6.50%, 11/01/25-09/01/28 ...............   $18,100,694
                 486     7.50%, 11/01/10, 15 Year ...............       500,022
                 387     8.00%, 09/01/23 ........................       400,738
                 724     9.00%, 11/01/05, 15 Year ...............       750,310
                       Federal National Mortgage Association,
              45,000     6.50%, (TBA) ...........................    45,295,313
               5,590     7.25%, 01/01/23, Project 797 ...........     5,724,398
               3,923     7.50%, 06/01/08, 15 Year ...............     4,034,742
                       Government National Mortgage
                         Association,
                  69     9.00%, 01/15-03/15/20 ..................        73,664
                                                                    -----------
                                                                     74,879,881
                                                                    -----------
                       MULTIPLE CLASS MORTGAGE
                       PASS-THROUGHS--14.5%
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
              12,811+    Series 90, Class 90-G,
                           10/15/20 .............................    13,526,719
                 672     Series 1218, Class 1218-G,
                           05/15/14 .............................       668,148
                 540     Series 1360, Class 1360-PE,
                           12/15/17 .............................       533,077
               1,883     Series 1488, Class 1488-F,
                           09/15/06 .............................     1,886,163
               1,625     Series 1488, Class 1488-PF,
                           09/15/06 .............................     1,651,520
                 398     Series 1590, Class 1590-K,
                           10/15/23 .............................       398,829
                 908     Series 1602, Class 1602-Y,
                           07/15/22 .............................       905,574
               1,032     Series 1603, Class 1603-MB,
                           10/15/23 (ARM) .......................     1,049,827
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
               1,469     Trust G93-17, Class 17-SH,
                           04/25/23 (ARM). ......................     1,372,502
              10,000+    Trust 1992-43, Class 43-E,
                           04/15/22. ............................    10,387,800
              12,976     Trust 1992-129, Class 129-G,
                           06/25/18. ............................    12,843,424
               2,000     Trust 1992-155, Class 155-SB,
                           12/25/06 (ARM). ......................     2,171,200
             $27,725++   Trust 1992-156, Class 156-H,
                           04/15/06. ............................    27,142,578
                 327     Trust 1993-117, Class 117-SA,
                           07/25/08 (ARM). ......................       331,023
               1,628     Trust 1993-170, Class 170-SA,
                           09/25/08 (ARM). ......................     1,632,176
                 703     Trust 1993-185, Class 185-SH,
                           04/25/19 . ...........................       733,165
               1,899    TRUST 1993-225, CLASS 225-SB,
                           07/25/23 . ...........................     1,882,626
               2,205     Trust 1994-40, Class 40-H,
                           10/25/20. ............................     2,214,261
               2,000     Trust 1997-7, Class WC,
                           04/25/22 .............................       355,000
                       Government National Mortgage
                         Association,
               2,019     Trust 1996-3, Class 3-C,
                           09/20/20. ............................     2,070,488
                                                                    -----------
                                                                     83,756,100
                                                                    -----------
                      COMMERCIAL MORTGAGE-BACKED
                      SECURITIES--12.7%
AAA           2,600   Aetna Commercial Mortgage Trust,
                        Series 1995-C5, Class B,
                          6.74%, 12/26/30 .......................     2,677,656
AAA          92,105   CS First Boston Mortgage Securities,
                        Series 1997-C1, Class AX,
                          04/20/22 (I/O) # ......................     9,158,753
BBB           3,000   DLJ Mortgage Acceptance Corp.,
                        Series 1993-MF7, Class B,
                          9.40%, 06/18/03 .......................     3,175,425
Baa2          4,000   FDIC Trust,
                        Series 1994-C1, Class IIF,
                          8.70%, 09/25/25 .......................     4,167,680
AAA         117,367   First Union Lehman Brothers
                        Bank Of America
                        Series 1998-C2, Class IO,
                          05/18/28 (I/O) ........................     4,819,737
                      LTC Commercial Mortgage
                        Pass-Through Certificates,
AAA           4,043     Series 1996-1, Class A,
                          7.06%, 04/15/28 # .....................     4,144,297
BBB+          1,000     Series 1993-1, Class D,
                          9.20%, 11/28/12 .......................     1,036,563
                      Merrill Lynch Mortgage Investors, Inc.,
A             2,290     Series 1995-C1, Class C,
                          7.678%, 05/25/15 ......................     2,326,653
AAA         105,811     Series 1997-C2, Class IO,
                          12/10/29 (I/O) ........................     7,745,406
AAA          73,708     Series 1998-C2, Class IO,
                          02/15/30 (I/O) ........................     6,001,484

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*     AMOUNT                                                  VALUE
(UNAUDITED)   (000)                   DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

                      Morgan Stanley Capital Trust I,
AAA         $ 1,360     Series 1995-GAL1, Class A1,
                          7.00%, 08/15/27 # .....................   $ 1,378,190
AAA          99,225     Series 1998-HF1, Class X,
                          02/15/18 (I/O) ........................     6,259,398
                      Paine Webber Mortgage
                        Acceptance Corp.,
AAA           2,000     Series 1995-M1, Class M1-A,
                          6.70%, 01/15/07 # .....................     2,040,562
BBB           1,656     Series 1995-M1, Class M1-D,
                          7.30%, 01/15/07 # .....................     1,656,322
                      Resolution Trust Corp.,
A             1,415     Series 1993-C3, Class C3-D,
                          7.10%, 12/25/24 .......................     1,412,968
AA            4,000     Series 1994-C1, Class C1-C,
                          8.00%, 06/25/26 .......................     4,032,500
AA            2,702   Salomon Brothers Mortgage
                        Securities Trust VII,
                        Series 1997-TZH, Class TZH-A1,
                        7.15%, 03/25/22 # .......................     2,795,830
AAA           3,925   Structured Asset Securities Corp.,
                        Series 1996-CFL, Class B,
                          6.30%, 02/25/28 .......................     3,952,728
A             4,500   TVO Southwest, Series 1994-MFI,
                        Class A2, 9.37%, 11/18/04 # .............     4,832,247
                                                                    -----------
                                                                     73,614,399
                                                                    -----------
                      STRIPPED MORTGAGE-BACKED
                           SECURITIES--15.5%
AAA             502   Bear Stearns Secured Investors Trust,
                        Series 1988-8, Class C,
                          12/01/18 (P/O) ........................       497,818
AAA           2,251@  Collateralized Mortgage Obligation,
                        Trust 26, Class A,
                          04/23/17 (P/O) ........................     1,958,789
                      Federal Home Loan Mortgage Corp.,
              4,447     Series 2, Class 2-M,
                          07/25/18 (I/O) ........................       410,840
             13,458     Series 4, Class S,
                          11/25/22 (I/O) ........................       723,376
              2,094     Series 39, Class 39-J,
                          03/25/24 (I/O) ........................       222,740
                258     Series 186, Class 186-J,
                          08/15/21 (I/O) ........................        45,727
              5,106     Series 1055, Class 1055-I,
                          03/15/21 (I/O) ........................     1,008,501
              6,232     Series 1215, Class 1215-P,
                          06/15/06 (I/O) ........................       680,095
                471     Series 1373, Class 1373-B,
                          09/15/22 (P/O) ........................       444,445
                348     Series 1375, Class 1375-H,
                          12/15/05 (I/O) ........................        41,508
            $ 5,505     Series 1379, Class 1379-FB,
                          08/15/18 (I/O) ........................       491,732
              5,000     Series 1434, Class 1434-LA,
                          03/15/19 (I/O) ........................       568,080
             14,397     Series 1472, Class 1472-S,
                          05/15/06 (I/O) ........................       530,659
             13,611     Series 1551, Class 1551-J
                          07/15/08 (I/O) ........................       524,826
              5,596     Series 1590, Class 1590-JC,
                          01/15/19 (I/O) ........................       413,847
              2,269     Series 1597, Class 1597-H,
                          07/15/23 (P/O) ........................     1,502,117
              4,741     Series 1626, Class 1626-PV,
                          12/15/08 (I/O) ........................       423,565
              2,067     Series 1662, Class 1662-P,
                          11/15/07 (I/O) ........................       321,186
              3,019     Series 1662, Class 1662-PO,
                          01/15/09 (P/O) ........................     2,501,015
              8,682     Series 1682, Class 1682-SB,
                        09/15/23 (I/O) ..........................       439,540
              7,966     Series 1938, Class 1938-SB,
                          08/15/19 (I/O) ........................        21,268
             96,914     Series 1954, Class 1954-BA,
                          04/15/21 (I/O) ........................     2,826,988
             59,831     Series 1954, Class 1954-BB,
                          04/15/21 (I/O) ........................       682,674
             26,397     Series 1954, Class 1954-LL,
                          05/15/21 (I/O) ........................       308,847
             26,397     Series 1954, Class 1954-LM,
                          05/15/21 (I/O) ........................       314,126
             21,162     Series 1954, Class 1954-MD,
                          03/15/16 (I/O) ........................     2,261,359
              1,584     Series 2009, Class 2009-A,
                          12/15/22 (P/O) ........................     1,455,296
             15,351     Series 2049, Class 2049-PK,
                          06/15/14 (I/O) ........................     1,611,387
             22,670     Series 2054, Class 2054-PL,
                          10/15/19 (I/O) ........................     2,153,616
                     Federal National Mortgage Association,
             10,000     Trust G93-22, Class P,
                          06/25/23 (I/O) ........................     3,955,370
              4,605     Trust G93-25, Class N,
                          12/25/19 (I/O) ........................       828,616
             11,094     Trust G93-26, Class PT,
                          12/25/17 (I/O) ........................     1,030,785
             19,459     Trust G93-31, Class PS,
                          08/25/18 (I/O) ........................       745,869
                824     Trust 225, Class 1,
                          06/01/23 (P/O) ........................       693,823
              2,031     Trust 1991-49, Class G,
                          05/25/06 (I/O) ........................       408,664
              1,816     Trust 1992-82, Class IO,
                          05/25/22 (I/O) ........................       410,101
              3,024     Trust 1992-108, Class 108-L,
                          07/25/07 (I/O) ........................       733,697

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*     AMOUNT                                                  VALUE
(UNAUDITED)   (000)                   DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

            $ 2,312     Trust 1992-208, Class S,
                          11/25/07 (I/O) ........................     $ 575,122
              7,763     Trust 1993-67, Class B,
                          12/25/21 (P/O) ........................     7,407,609
              2,617     Trust 1993-92, Class G,
                          05/25/23 (P/O) ........................     1,733,612
              6,488     Trust 1993-213, Class H,
                          09/25/23 (P/O) ........................     6,291,303
              1,225     Trust 1993-237, Class C,
                          11/25/23 (P/O) ........................     1,061,203
              4,559     Trust 1993-245, Class  JA,
                          03/25/19 (I/O) ........................       286,778
                800     Trust 1994-8, Class D,
                          11/25/23 (P/O) ........................       712,744
              2,339     Trust 1994-42, Class SO,
                          03/25/23 (I/O) ........................       353,242
                281     Trust 1994-54, Class C,
                        11/25/23 (P/O) ..........................       279,084
                550     Trust 1994-54, Class E,
                          11/25/23 (P/O) ........................       469,095
              3,445++   Trust 1994-87, Class E,
                          03/25/09 (P/O) ........................     2,818,271
             20,598     Trust 1996-15, Class SG,
                          08/25/08 (I/O) ........................     2,937,277
             12,937     Trust 1996-20, Class SB,
                          10/25/08 (I/O) ........................     3,042,134
              4,484     Trust 1996-24, Class SB,
                          10/25/08 (I/O) ........................       939,912
              8,499     Trust 1996-24, Class SJ,
                          01/25/22 (I/O) ........................     2,531,868
              2,104     Trust 1996-54, Class SM,
                          09/25/23 (I/O) ........................       106,501
              3,773     Trust 1997-17, Class PJ,
                          03/18/18 (I/O) ........................        44,807
              2,482     Trust 1997-19, Class C,
                          09/25/23 (P/O) ........................     2,259,050
              3,433     Trust 1997-19, Class H,
                          10/25/22 (P/O) ........................     3,266,821
                815     Trust 1997-32, Class ML,
                          02/25/27 (P/O) ........................       791,085
              2,446     Trust 1997-35, Class PK,
                          09/18/21 (I/O) ........................       139,127
             41,406     Trust 1997-35, Class SB,
                          03/25/09 (I/O) ........................     1,215,915
             24,000     Trust 1997-44, Class SC,
                          06/25/08 (I/O) . ......................     1,414,488
             27,219     Trust 1997-50, Class HJ,
                          12/25/17 (I/O) ........................     2,095,020
             50,441     Trust 1997-90, Class L,
                          10/25/19 (I/O) ........................     5,067,738
             51,375     Trust 1998-27, Class L,
                          03/25/20 (I/O) ........................     5,029,392
              2,168   Government National Mortgage
                        Association,
                        Series 1997-16, Class PR,
                          12/20/20 (I/O) ........................       204,307
AAA           2,463   Prudential Bache CMO Trust,
                        Series 10, Class H,
                          04/01/19 (P/O) ........................     2,243,313
N/R           1,082   Salomon Brothers Mortgage Securities,
                        Series 1987-3, Class B,
                          10/23/17 (I/O) ........................       296,122
                                                                     ----------
                                                                     89,805,832
                                                                     ----------
                      ASSET-BACKED SECURITIES--8.9%
AAA           1,928   Barnett Auto Receivables Trust,
                        Class A2, 5.92%, 07/15/00 ...............     1,929,124
AAA           7,626   Brazos Student Loan Financial Corp.,
                        Series 1998-A, Class A1,
                        5.399%, 06/01/06 ........................     7,548,344
                      Broad Index Secured Trust Offering,
Baa2          5,000     Series 1998-1A, Class A,
                          6.58%, 03/26/01 # .....................     4,944,759
Baa2          5,000     Series 1998-4A, Class B2,
                          7.14%, 09/09/01 # .....................     4,942,500
AAA          20,545   Chase Credit Card Master Trust,
                        Series 1997-5, Class 5-A,
                          6.194%, 08/15/05 ......................    20,990,860
N/R           3,014   Global Rated Eligible Asset Trust,
                        Series 1998-A,
                          7.33%, 09/15/07 #/** ..................     2,092,470
                      Structured Mortgage Asset
                        Residential Trust #/**
N/R           4,106     Series 1997-2, Class 2,
                          8.24%, 03/15/06 .......................     2,483,922
N/R           4,497     Series 1997-3,
                          8.724%, 04/15/06 ......................     2,487,977
A1            4,500   Student Loan Marketing Association,
                        Trust 1995-1, Class 1,
                          10/25/09 ..............................     4,289,063
                                                                    -----------
                                                                     51,709,019
                                                                    -----------
                      TAXABLE ZERO COUPON
                      BONDS--35.2%
                      Financing Corp (FICO Strips),
             18,000     03/07/02 ................................    15,434,820
             29,300     12/27/02 ................................    24,129,136
                      Government Trust Certificates (Israel),
             25,000     11/15/02 ................................    20,729,000
                      U.S. Treasury Strips,
            119,800++   08/15/02 ................................   101,159,120
             51,200++   10/31/02 ................................    42,873,344
                                                                    -----------
                                                                    204,325,420
                                                                    -----------
                      TAXABLE MUNICIPAL BONDS--6.5%
AAA           1,000   Kern County California,
                        Pension Obligation,
                          6.39%, 08/15/02 .......................     1,031,990

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*     AMOUNT                                                  VALUE
(UNAUDITED)   (000)                   DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

 AAA         $ 3,510   Long Beach California,
                        Pension Obligation,
                          6.56%, 09/01/02 .......................   $ 3,643,029
AAA           5,000   Los Angeles County California,
                        Pension Obligation,
                          6.54%, 06/30/02 .......................     5,178,750
AAA          10,000   New Jersey Economic
                        Development Auth., Zero Coupon,
                          02/15/03 ..............................     8,040,400
                      New York City G.O.,
A-            5,000     6.54%, 03/15/02 .........................     5,127,750
A-            5,000     7.125%, 08/15/02 ........................     5,237,300
A-            5,000     7.34%, 04/15/02 .........................     5,248,800
BBB+          1,235   New York St. Environ. Fac. Auth.,
                        6.73%, 09/15/02 .........................     1,280,411
AAA           1,950   San Francisco California International
                        Airport, 6.35%, 05/01/02 ................     2,005,419
AA            1,000   St. Josephs Health System California,
                        G.O., 7.13%, 07/01/02 ...................     1,050,090
                                                                    -----------
                                                                     37,843,939
                                                                    -----------
                      CORPORAATE BONDS--24.4%
                      BANKING & FINANCE--10.9%
A3            4,900   Ahmanson HF & Co.,
                        8.25%, 10/01/02 .........................     5,254,400
A3            1,700   Amsouth Bankcorp.,
                        6.75%, 11/01/25 .........................     1,752,381
A+            5,000   Goldman Sachs Group L P,
                        6.25%, 02/01/03 # .......................     5,007,872
                      Lehman Brothers Hldgs Inc
A             5,000     6.625%, 12/27/02 ........................     5,011,969
A               875     6.75%, 09/24/01 .........................       882,546
A             5,000     7.25%, 04/15/03 .........................     5,138,950
AA-           1,665   Merrill Lynch & Co. Inc.,
                        5.75%, 11/04/02 .........................     1,669,612
                      Nationsbank Corp.,
Aa2           5,000     6.65%, 04/09/02 .........................     5,151,200
Aa2           5,000     7.00%, 09/15/01 .........................     5,195,200
                      Paine Webber Group Inc.,
BBB+          2,190     7.875%, 02/15/03 ........................     2,314,655
BBB+          7,790     8.25%, 05/01/02 .........................     8,254,596
                      Salomon Inc.,
Aa3           3,000     5.875%, 02/01/01 ........................     3,021,600
Aa3           1,500     7.00%, 05/15/00 .........................     1,529,385
Aa3           4,500     7.98%, 03/01/00 .........................     4,624,290
A-            8,500   Transamerica Finance Corp.,
                        6.75%, 06/01/00 .........................     8,608,885
                                                                    -----------
                                                                     63,417,541
                                                                    -----------
                      INDUSTRIAL--5.3%
A             1,000   Bass America Inc.,
                        8.125%, 03/31/02 ........................     1,065,810
A1            1,000   Ford Motor Credit Co.,
                        8.00%, 06/15/02 .........................     1,075,430
BBB+          5,425   Jones Apparel Group Inc.,
                        6.25%, 10/01/01 # .......................     5,391,051
BBB+          5,000   Norfolk Southern Corp.,
                        6.95%, 05/01/02 .........................     5,196,400
Baa1          5,265   Raytheon Co., 6.45%, 08/15/02 .............     5,399,889
BBB-          5,000   RJR Nabisco Inc., 8.625%, 12/01/02              5,079,800
AA-           4,000   TCI Communications Inc.,
                         9.25%, 04/15/02 ........................     4,447,800
Baa1          2,700   Tenneco Inc., 8.075%, 10/01/02 ............     2,815,263
                                                                    -----------
                                                                     30,471,443
                                                                    -----------
                    UTILITY--2.5%
A3          5,000@  Columbia Energy Group Inc.,
                      6.61%, 11/28/02 ...........................     5,162,000
BBB+        5,000   MCI Worldcom Inc. Communications,
                      6.125%, 04/15/02 ..........................     5,076,100
A           4,000   360 Communications,
                      7.125%, 03/01/03 ..........................     4,231,040
                                                                    -----------
                                                                     14,469,140
                                                                    -----------
                    YANKEE BONDS--5.7%
AA1         5,000@  AFRICAN DEVELOPMENT BANK,
                      7.75%, 12/15/01. ..........................     5,302,048
A3          5,000   Corporacion Andina De Fome,
                      7.10%, 02/01/03 ...........................     4,850,950
BBB-        3,500   Empresa Elec. Guacolda SA,
                      7.95%, 04/30/03 (Chile) # .................     3,211,862
BBB+        1,650   Empresa Elec. Pehuence,
                      7.30%, 05/01/03 (Chile) ...................     1,520,077
BBB-        2,000   Korea Development Bank,
                      6.50%, 11/15/02 ...........................     1,816,580
BBB-        5,000   Transpatadora de Gas Tragas,
                      10.25%, 04/25/01 (Argentina) ..............     5,100,000
AAA         7,500   U.S. Remittance Master Trust,
                      Series 1996-1, 01/01/01 # .................     7,478,906
Baa1        3,669   YPF Sociedad Anonima,
                      7.50%, 10/26/02 (Argentina) ...............     3,674,790
                                                                    -----------
                                                                     32,955,213
                                                                    -----------
                      Total corporate bonds .....................   141,313,337
                                                                    -----------
                    UNITED STATES GOVERNMENT
                    SECURITIES--15.7%
           85,000++ United States Treasury Bond,
                      5.5%, 08/15/28 ............................    88,971,200
            1,680++ United States Treasury Notes,
                      6.125%, 08/15/07 ..........................     1,834,880
                                                                    ------------
                                                                     90,806,080
                                                                    -----------
                    COLLATERALIZED MORTGAGE
                    OBLIGATION RESIDUALS **--0.4%
               10   Federal Home Loan Mortgage Corp.,
                      Series 1016, Class 1016-R,
                        11/15/20 ................................        58,400
                    Federal National Mortgage Association,
                      REMIC,
                1     Trust 1991-9, Class 9-R,
                        02/25/06. ...............................       391,500
                1     Trust 1991-9, Class 9-RL,
                        02/25/06. ...............................         1,000
                1     Trust 1991-48, Class 48-R,
                        05/25/06. ...............................     1,350,000
                1     Trust 1991-48, Class 48-RL,
                        05/25/06. ...............................         1,000
               10     Trust 1991-50, Class 50-R,
                        05/25/06. ...............................       550,260
                                                                    -----------
                                                                      2,352,160
                                                                    -----------
See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
             NOTIONAL
  RATING*     AMOUNT                                                  VALUE
(UNAUDITED)   (000)                   DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

                    CALL OPTIONS PURCHASED--1.0%
          $85,000   Interest Rate Swap,
                      3 Month LIBOR over 5.60%,
                      expires 08/07/00 ..........................   $ 2,893,409
           68,000   Interest Rate Swap,
                    3 MONTH LIBOR OVER 5.85%,
                      expires 08/09/10 ..........................     2,966,493
                                                                     ----------
                                                                      5,859,902
                                                                     ----------
                    Total long-term investments
                      (cost $843,373,951) .......................   856,266,069
                                                                    -----------
          PRINCIPAL
           AMOUNT
            (000)
          ---------
                     SHORT-TERM INVESTMENTS--9.3%
                     DISCOUNT NOTES
                     FederalHome Loan Bank,
          $43,400     4.30%, due 01/04/99 .......................    43,384,448
           10,370     4.50%, due 01/04/99 .......................    10,366,111
                                                                     ----------
                    Total short-term investments
                      (cost $53,750,559) ........................    53,750,559
                                                                     ----------
                    Total investments before
                      outstanding call options written
                      and investments sold
                      short--157.0%
                      (cost $897,124,510) .......................   910,016,628
                                                                     ----------
            NOTIONAL
             AMOUNT
              (000)
            ---------
                    CALL OPTION WRITTEN--(0.5%)
      $  $136,000   Interest Rate Swap,
                      3 Month LIBOR over 5.50%,
                      expires 08/10/99
                      (PREMIUM RECEIVED $833,000) ...............   (3,019,744)
                                                                   -----------


--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*     AMOUNT                                                  VALUE
(UNAUDITED)   (000)                   DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

                   INVESTMENTS SOLD SHORT--(0.3%)
           $1,700   U.S. Treasury Note,
                      4.75%, 11/15/08
                      (proceeds $1,718,429) .....................  $(1,713,277)
                                                                   -----------
                    Total call options written
                      and investments sold
                      short--(0.8%) .............................   (4,733,021)
                                                                   ------------
                    Total investments net of
                      call options written and
                      investments sold
                      short--156.2%
                      (cost $894,573,081) .......................   905,283,607
                    Liabilities in excess of other
                      assets--(56.2%) ........................... (325,530,994)
                                                                   ------------
                    NET ASSETS --100% ...........................  $579,752,613
                                                                   ============


-------------
 *Using the higher of Standard & Poor's or Moody's rating **Illiquid securities representing 1.6% of portfolio assets.
 #Security restricted as to resale.
 +Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4
++Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4
 @Entire principal amount pledged as collateral for financial futures contracts.

-------------------------------------------------------------------------------
                    KEY TO ABBREVIATIONS
            ARM - Ajustable Rate Mortgage
            CMO - Collateralized Mortgage Obligation
           G.O. - General Obligation
            I/O - Interest Only Class
          LIBOR - London InterBank Offer Rate
            P/O - Principal Only Class
          REMIC - Real Estate Mortgage Investment Conduit
            TBA - To Be Allocated
 -------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1998
-------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $897,124,510)
  (Note 1) ..................................................       $910,016,628
Cash ........................................................            534,896
Receivable for investments sold .............................         38,141,709
Interest receivable .........................................          8,285,557
Deposit with broker for investments sold short
  (Note 1) ..................................................          1,727,626
Unrealized appreciation on interest rate swap
  (Note 1 & 3) ..............................................            465,937
Due from broker--variation margin ...........................            135,343
                                                                    ------------
                                                                     959,307,696
                                                                    ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ......................        286,008,300
Payable for investments purchased ...........................         83,828,030
Swap option written, at value
  (proceeds $833,000) (Note 1) ..............................          3,019,744
Dividend payable ............................................          2,276,444
Investments sold short, at value
  (proceeds $1,718,429) (Note 1) ............................          1,713,277
Interest payable ............................................          1,702,290
Advisory fee payable (Note 2) ...............................            245,326
Administration fee payable (Note 2) .........................             67,452
Other accrued expenses and liabilities ......................            694,220
                                                                    ------------
                                                                     379,555,083
                                                                    ------------
NET ASSETS ..................................................       $579,752,613
                                                                    ============
Net assets were comprised of:
  Common stock, at par (Note 5) .............................       $    575,106
  Paid-in capital in excess of par ..........................        535,541,670
                                                                    ------------
                                                                     536,116,776
  Undistributed net investment income .......................         29,916,991
  Accumulated net realized gain .............................          2,319,689
  Net unrealized appreciation ...............................         11,399,157
                                                                    ------------
  Net assets, December 31, 1998 .............................       $579,752,613
                                                                    ============
Net asset value per share:
  ($579,752,613 / 57,510,639 shares of
  common stock issued and outstanding) ......................             $10.08
                                                                          ======

--------------------------------------------------------------------------------
THE BLACKROCK  STRATEGIC  TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (including net reduction of discount
    of $546,034, and net of interest
    expense of $13,335,783) ..................................     $ 46,048,616
                                                                   ------------
Expenses
  Investment advisory ........................................        2,542,392
  Administration .............................................          706,220
  Reports to shareholders ....................................          230,000
  Custodian ..................................................          136,000
  Audit ......................................................          120,000
  Directors ..................................................           85,000
  Transfer agent .............................................           84,000
  Legal ......................................................           58,000
  Registration ...............................................           49,000
  Miscellaneous ..............................................          210,400
                                                                   ------------
    Total operating expenses .................................        4,221,012
                                                                   ------------
Net investment income before excise tax ......................       41,827,604
  Excise tax .................................................          401,000
                                                                   ------------
Net investment income ........................................       41,426,604
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................       10,227,875
  Short sales ................................................      (15,529,502)
  Options written ............................................          799,788
  Futures ....................................................       12,840,687
  Swaps ......................................................         (689,119)
                                                                   ------------
                                                                      7,649,729
                                                                   ------------
Change in net unrealized appreciation (depreciation) on:
  Investments ................................................       (2,652,302)
Short sales ..................................................       13,078,459
  Interest rate cap ..........................................          583,977
  Options written ............................................       (1,908,554)
  Futures ....................................................          (44,144)
  Swaps ......................................................          419,851
                                                                   ------------
                                                                      9,477,287
                                                                   ------------
Net gain on investments ......................................       17,127,016
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ............................................     $ 58,553,620
                                                                   ============

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH Cash flows used for operating activities:
  Interest received .................................................   $  57,352,214
  Operating expenses paid ...........................................      (4,091,904)
  Interest expense paid .............................................     (13,969,747)
  Cash paid for purchase of short-term
    portfolio investments, net ......................................     (52,710,732)
  Variation margin on futures .......................................      13,144,593
  Purchase of long-term portfolio investments .......................    (947,502,680)
  Proceeds from disposition of long-term
    portfolio investments ...........................................     901,433,047
                                                                         ------------
    Net cash flows used for operating activities ....................     (46,345,209
                                                                         ------------
Cash flows provided by financing activities:
  Net increase in reverse repurchase agreements73,764,610
  Cash dividends paid ...............................................     (27,317,174)
                                                                          -----------
  Net cash flows provided by financing activities ...................      46,447,436
                                                                          -----------
Net increase in cash ................................................         102,227
Cash at beginning of year ...........................................         432,669
                                                                          -----------
Cash at end of year .................................................     $   534,896
                                                                          ===========

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ...................................................    $ 58,553,620
                                                                         ------------
Increase in investments .............................................    (115,481,361)
Decrease in interest rate cap .......................................       1,015,665
Net realized gain ...................................................      (7,649,729)
Increase in unrealized appreciation .................................      (9,477,287)
Increase in unrealized appreciation on interest
  rate swap .........................................................        (419,851)
Increase in receivable for investments sold .........................     (34,576,610)
Decrease in receivable for variation margin .........................         303,906
Increase in interest receivable .....................................      (2,578,219)
Decrease in other assets ............................................          13,642
Increase in payable for investments purchased .......................      63,036,702
Increase in swap options written ....................................       1,047,994
Decrease in deposits with broker
  for short sales ...................................................      58,313,625
Decrease in payable for securities sold short .......................     (58,343,448)
Decrease in interest payable ........................................        (633,964)
Increase in accrued expenses and
  other liabilities .................................................         530,106

                                                                        ------------
  Total adjustments .................................................    (104,898,829)
                                                                        ------------
Net cash flows used for operating activities ........................   $ (46,345,209)
                                                                        =============

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                               FOR THE YEAR ENDED DECEMBER 31,
                               -------------------------------
                                    1998           1997
                                ------------    -----------
INCREASE IN NET ASSETS

Operations:

  Net investment income .....   $  41,426,604    $  36,419,362

  Net realized gain .........       7,649,729        6,829,343

  Net change in unrealized
    appreciation ............       9,477,287        6,468,860
                                -------------    -------------

  Net increase in net assets
    resulting from operations      58,553,620       49,717,565

  Dividends from net
    investment income .......     (27,317,150)     (27,317,264)
                                -------------    -------------

  Total increase ............      31,236,470       22,400,301

NET ASSETS

Beginning of year ...........     548,516,143      526,115,842
                                -------------    -------------

End of year .................   $ 579,752,613    $ 548,516,143
                                =============    =============


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------
                                                                      1998      1997      1996     1995       1994
                                                                      ----      ----      ----     ----       ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $ 9.54     $9.15     $9.32    $ 8.12     $ 9.36
                                                                    ------     -----     -----    ------     ------
  Net investment income (net of interest expense
    of $0.23, $0.18, $0.19,  $0.34 and $0.19,
    respectively)                                                     0.72      0.67      0.58      0.62       0.46
  Net realized and unrealized gain (loss) on investments              0.30      0.20     (0.22)     1.14      (1.07)
                                                                    ------     -----     -----    ------     ------
Net increase (decrease) from investment operations                    1.02      0.87      0.36      1.76      (0.61)
                                                                    ------     -----     -----    ------     ------
Dividends from net investment income                                 (0.48)    (0.48)    (0.53)    (0.56)     (0.49)
Distributions in excess of net investment income                        --        --        --        --      (0.14)
                                                                    ------     -----     -----    ------     ------
Net asset value, end of year*                                       $10.08     $9.54     $9.15    $ 9.32     $ 8.12
                                                                    ======     =====     =====    ======     ======
Market value, end of year*                                          $ 9.19     $8.50     $8.00    $ 7.63     $ 7.13
                                                                    ======     =====     =====    ======     ======
TOTAL INVESTMENT RETURN+:                                            14.02%    12.56%    11.79%    14.68%    (20.28%)
RATIOS TO AVERAGE NET ASSETS:

Operating Expenses**                                                  0.75%     0.73%     0.74%     0.78%      0.98%
Net Investment Income                                                 7.35%     6.84%     6.39%     7.13%      5.32%
SUPPLEMENTAL DATA:

Average net assets (in thousands)                                 $563,470  $531,101  $518,963  $501,869   $491,747
Portfolio turnover rate                                                 61%      110%      107%      135%       133%
Net assets, end of year (000)                                     $579,753  $548,516  $526,116  $535,741   $467,125
Reverse repurchase agreements
  outstanding, end of year (000)                                  $286,008  $212,244  $213,085  $232,396   $184,672
Asset coverage++                                                   $ 3,027  $ 3,584 $ 3,469   $ 3,305   $ 3,529

-------------
   * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
  ** The ratios of operating expenses, including interest expense, to average net assets, were 3.12%, 3.05%, 3.87%, 4.68% and 3.18% for the years indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets, were 3.19%, 3.05%, 3.87%, 4.68% and 3.18% for the years indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
  ++  Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERMTRUST INC.
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &                            The    BlackRock    Strategic
ACCOUNTING                                        Term Trust Inc., (the "Trust")
POLICIES                                          a    Maryland  corporation, is
a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share to investors on or shortly before December 31, 2002, while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, municipal and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised.

     The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.


DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the exdividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


RECLASSIFICATION OF CAPITAL ACCOUNTS: The trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $401,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRockAdvisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with MorganStanley Dean Witter Advisors Inc. ("MSDWA"), formerly DeanWitter InterCapital, Inc.

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45%. The administration fee paid to MSDWA is also computed weekly and payable monthly at an annual rate of 0.125% From January 1, 1995 through December 31, 1998 and 0.10% From January 1, 1999 to the termination of the Trust.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. MSDWA pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than for short-term investments, for the year ended December 31, 1998, aggregated $908,677,890 and $689,136,102, respectively.

   The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1998, the Trust held 11% of its portfolio assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears

Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was $12,892,118 (gross unrealized appreciation--$38,125,687; gross unrealized depreciation--$25,233,569).

   For federal income tax purposes, the Trust has a capital loss carryforward as of December 31, 1998 of approximately $7,584,199 of which $2,265,008 expires in 2001 and $5,319,191 expires at the termination of the Trust.

   Details of open financial futures contracts at December 31, 1998 were as follows:

                                        VALUE AT      VALUE AT
NUMBER OF                 EXPIRATION      TRADE      DECEMBER 31,   UNREALIZED
CONTRACTS    TYPE           DATE          DATE          1998       APPRECIATION
---------    -----       -----------     -------     -----------   ------------
          Long position:
  500     30 Yr. T-Bond    Mar. 1999    $63,756,531   $63,890,625    $134,094
          Short position:
 (80)     5 Yr. T-Bond    Mar. 1999      (9,156,100)   (9,067,500)     88,600
                                                                   ----------
                                                                     $222,694
                                                                   ==========

THE TRUST HAD NO OPEN INTEREST RATE CAPS AS OF DECEMBER 31, 1998.

   Details of open interest rate swaps at December 31, 1998 were as follows:


NOTIONAL                     FIXED/                                     UNREALIZED
 AMOUNT                    FLOATING       FLOATING     TERMINATION     APPRECIATION
 (000)          TYPE         RATE           RATE         PREMIUM      (DEPRECIATION)
-------        -----        -------      ----------   ------------   ---------------
$(150,000)   Interest Rate  6.421%       3 Mo. LIBOR    07/27/01       $(7,188,141)
  218,250    Interest Rate  6.365%       3 Mo. LIBOR    07/27/00         7,937,076
   35,000    Floating Rate  3 Mo T-Bill  3 Mo. LIBOR    09/10/03          (168,000)
                            + 80.25 bps
   30,000    Floating Rate  3 Mo. T-Bill 3 Mo. LIBOR    09/10/03          (114,998)
                            +81.75 bps
                                                                       -----------
                                                                       $   465,937
                                                                       -----------


NOTE 4. BORROWINGS REVERSE REPURCHASE

AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 WAS $33,497,623 AT a weighted average interest rate of approximately 4.97%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $288,914,875 as of September 30, 1998 which was 26.0% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the year ended December 31, 1998 was approximately $12,900,000. The maximum amount of dollar rolls outstanding at any month-end during the period was $18,598,281 as of December 31, 1998 which was 2.0% of total assets.

NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 57,510,639 shares outstanding at December 31, 1998, the Adviser owned 10,724 shares.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGICTERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Strategic Term Trust Inc.:

   We have audited the accompanying consolidated statement of assets and liabilities of The BlackRock Strategic Term Trust Inc., including the consolidated portfolio of investments, as of December 31, 1998, and the related consolidated statements of operations and of consolidated cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of The BlackRock Strategic Term Trust Inc. as of December 31, 1998, and the results of its consolidated operations, its consolidated cash flows, the changes in its consolidated net assets and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
---------------------
Deloitte & Touche LLP


New York, New York
February 12, 1999

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                 TAX INFORMATION
-------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended Decebmber 31, 1998.

      During the fiscal year ended December 31, 1998, the Trust paid aggregate dividends and distributions of $.475 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1998 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose fo preparing your 1998 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1999.

-------------------------------------------------------------------------------
                           DIVIDENDS REINVESTMENT PLAN
-------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by Morgan Stanley Dean Witter FSB (the "Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividend or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

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                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Strategic Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE  CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a repaid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. these securities appreciate in value over time and can play an important role in helping the trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

-------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-      Mortgage  instruments  with  interest  rates that
  BACKED SECURITIES (ARMS):    adjust at periodic  intervals  at a fixed  amount
                               relative to the market  levels of interest  rates
                               as  reflected  in  specified  indexes.  ARMs  are
                               backed  by   mortgage   loans   secured  by  real
                               property.

ASSET-BACKED SECURITIES:       Securities backed by various types of receivables
                               such as automobile and credit card receivables.

CLOSED-END FUND:               Investment vehicle which initially offers a fixed
                               number of shares and trades on a stock  exchange.
                               The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED                 Mortgage-backed    securities    which   separate
                               mortgage   pools  into   short-,   medium-,   and
                               long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE            Mortgage-backed  securities  secured or backed by
BACKED SECURITIES (CMBS):      mortgage loans on commercial properties.

DISCOUNT:                      When a fund's net asset value is greater than its
                               stock price the fund is said to be trading at a discount.

DIVIDEND:                      This  is  income  generated  by  securities  in a
                               portfolio and distributed to shareholders after deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:         Shareholders may elect to have all  distributions
                               of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:
                               Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                          Government National Mortgage Association,  a U.S.
                               Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:         Securities  issued  or  guaranteed  by  the  U.S.
                               government,   or   one   of   its   agencies   or
                               instrumentalities,   such  as  GNMA   (Government
                               National  Mortgage  Association),  FNMA  (Federal
                               National Mortgage Association) and FHLMC (Federal
                               Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE          Mortgage instruments with  coupons that adjust at
 MORTGAGES:                    periodic  intervals  according to a formula which
                               sets inversely with a market level interest rate index.

INTEREST-ONLY                  Mortgage  securities  including CMBS that receive
 SECURITIES (I/O):             only the interest  cash flows from an  underlying
                               pool of mortgage loans or underlying pass-through securities. Also known as a Strip.

MARKET PRICE:                  Price  per  share of a  security  trading  in the
                               secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:         A mortgage  dollar roll is a transaction in which
                               the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
                               (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.


MORTGAGE PASS-THROUGHS:        Mortgage-backed  securities  issued   by   Fannie
 MULTIPLE-CLASS                Mae, Freddie Mac  or Ginnie   Mae. Collateralized
 PASS-THROUGHS:                Mortgage Obligations.

NET ASSET VALUE (NAV):         Net asset value is the total  market value of all
                               securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY                 Mortgage   securities   that   receive  only  the
 SECURITIES (P/O):             principal  cash flows from an underlying  pool of
                               mortgage   loans   or   underlying   pass-through
                               securities.

PROJECT LOANS:                 Mortgages for multi-family, low- to middle-income
 PREMIUM:                      housing.  When a fund's  stock  price is  greater
                               than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                      Securities     issued    in    connection   with
                               collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE                        In a  reverse  repurchase  agreement,  the  Trust
REPURCHASE AGREEMENTS:         sells securities and agrees to repurchase them at
                               a mutually  agreed  date and price.  During  this
                               time,   the  Trust   continues   to  receive  the
                               principal   and  interest   payments   from  that
                               security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED       Arrangements   in  which  a  pool  of  assets  is
 SECURITIES:                   separated into two classes that receive different
                               proportions   of  the  interest   and   principal
                               distributions  from  underlying   mortgage-backed
                               securities. IO's and PO's are examples of strips.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Scott Amero, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 729-8855

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

TRANSFER AGENT
Morgan Stanley Dean Witter FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311-3977
(800) 526-3143

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM



[logo] Printed on recycled paper                                     9247P-10-8




THE  BLACKROCK
STRATEGIC TERM
TRUST INC.
-------------------------------
Consolidated
Annual Report
December 31, 1998


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